                                                                   Exhibit 10.12

                               VENDOR AGREEMENT
                             WAL-MART STORES, INC.
                               Corporate Office
                             Bentonville, AR 72716
                                (501) 273-4000

THIS AGREEMENT IS A LEGALLY BINDING DOCUMENT AND THE PARTIES HERETO AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS HEREIN: HOWEVER, THIS VENDOR AGREEMENT AND OTHER TERMS, CONDITIONS AND STANDARDS INCORPORATED HEREIN DO NOT CREATE AN OBLIGATION FOR PURCHASER TO PURCHASER MERCHANDISE OR OTHER GOODS.

------------------------------------------------------------------------------------------------------------------------------------
TO BE COMPLETED BY PURCHASER:
                                                          VENDOR NO.                 DEPT.        SEQ.
Effective Date___________________           _____/_____/_____/_____/_____/_____  _____/_____  _____/_____

[__] WAL-MART          [__] ROYALTY            [__] EXISTING VENDOR    [__] PURCHASE/MDSE      CATEGORY_____________________________
[__] SAM'S CLUB        [__] OTHER_____________ [__] NEW VENDOR         [__] EXPENSE &          DEPARTMENT___________________________
[__] SUPERCENTER                               [__] UPDATE                  TYPE______________ BUYER__________________ EXT._________
[__] GROCERY DIVISION                          [__] NEW SEQ.
------------------------------------------------------------------------------------------------------------------------------------

GENERAL VENDOR INFORMATION

Company Classification:   (Please disregard this section if you are not a
                           minority owned business)

Minority Owned?__________________              Woman-Owned?__________________
B______Black      P______Asian-Pacific American      I______Asian Indian
N______Eskimo     H______Hispanic                    N______American Indian
N______Aleut      N______Native Hawaiian

IF YOUR COMPANY FALLS WITHIN ANY OF THE ABOVE MINORITY CLASSES, AND HAS BEEN CERTIFIED AS MINORITY-OWNED BY A GOVERNMENT AGENCY OR PURCHASING COUNCIL.
-------------------------------------------------------------------------
YOU ARE QUALIFIED FOR THE FIRST STEP IN THE WAL-MART MINORITY OWED BUSINESS DEVELOPMENT PROGRAM. A COPY OF YOUR CERTIFICATION MUST BE ATTACHED TO QUALIFY.
                     ---------------------------------------------------------

--------------------------------------------------------------------------------
Enter the Federal Taxpayer Identification Number (TIN) of the Payee Named Below. If a "TIN" has not been issued, enter the Employer's Social Security Number.

 3 / 4  -  1 / 8 / 3 / 1 / 1 / 0 / 5  OR    /   /    -    /    -    /   /   /
--- ---   --- --- --- --- --- --- ---    --- --- ---   --- ---   --- --- --- ---

TYPE OF PAYEE (CHECK ONLY ONE):

   Individual/Sole Proprietorship    X Corporation      Partnership       Other
---                                 ---              ---               ---

PURCHASER RESERVES THE RIGHT TO REMIT TO THE PARTY TO WHOM THE PURCHASE ORDERS
------------------------------------------------------------------------------
IS ISSUED.
----------

ADDRESS TO MAIL PAYMENT:                        ADDRESS TO SEND PURCHASE ORDERS:
Vendor Name:  Our Pet's                         Vendor Name:  Our Pet's
            --------------------                             -------------------
Address:      1300 East Street                  Attention:    Tom Krysiak
            --------------------                             -------------------
City:         Fairport Harbor                   Address:      1300 East Street
            --------------------                             -------------------
State:  OH     Zip: 44077-5573                  City:         Fairport Harbor
      ------        ------------                             -------------------
Factor Nane:--------------------                State:   OH    Zip: 44077-5573
Vendor Also Doing Business As:                         ------       ------------
(Attach a list to this Agreement                Street Address for use by
if space below is insufficient)                 delivery services other than the
                                                U.S. Mail. If not already shown
--------------------------------                in the Purchse Order address
                                                above.
Vendor#_________________________
                                                --------------------------------
ADDRESS TO MAIL CLAIM DOCUMENTATION:
                                                Room____________________________
                                                Expedite Orders:
Attention: Tom Krysiak                          Phone:   800-565-2695
          --------------------------
Address:      1300 East Street                  ADDRESS TO SEND PRICING TICKETS:
            --------------------                Vendor Name:  Our Pet's
City:         Fairport Harbor                               --------------------
            --------------------                Attention:  Tom Krysiak
State:  OH     Zip: 44077-5573                              --------------------
      ------        ------------                Address:      1300 East Street
Accounting Phone Number:                                    --------------------
     800-565-2695                               City:         Fairport Harbor
--------------------------------                            --------------------
Toll Free Number:  800-565-2695                 State:  OH     Zip: 44077-5573
                   ------------                       ------        ------------
Fax Number:   440-354-9127
              ------------

================================================================================
SHIPPING TERMS
 FREIGHT TERMS                          MINIMUM FOR PREPAID FREIGHT TERMS:

[ X ] COLLECT - FOB VENDOR
[___] PREPAID - FOB PURCHASER           _____ POUNDS     _____ UNITS
[___] PREPAID TO CONSOLIDATOR -
      FOB PURCHASER'S CONSOLIDATOR      ______________________ WHOLE DOLLARS
================================================================================
CONDITION OF SALE              Attach Details of Available Programs. Programs
                               that are accepted will become an addendum to Agreement.

[__] Guaranteed Sale          [__] Consignment          [__] Preticketing
[__] Prepricing               [__] Stock Balancing      [__] Shelf Labels

====================================================================================================================================
STANDARD PRUCHASE ORDER ALLOWANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             HOW PAID
                                                                                      ------------------------
                                                                                        Each                          WHEN PAID
                                                             DISC                       inv.          Other      -------------------
CODE ALLOWANCE                                                 %          MEMO           OF     CM      CK       EI   M   Q   S   A
SA    New Store/Club Discount                                 N/A                       ______  ______  ______   ___ ___ ___ ___ ___
      (% Applied to each line item for each new store P.O.)

OL    New Store/Club Discount                                 N/A                       ______  ______  ______   ___ ___ ___ ___ ___
      (% Represents contribution of total business to
       New Store Program.)
NW    New Distribution Center                                 N/A                       ______  ______  ______   ___ ___ ___ ___ ___


WA    Warehouse Allowance                                     N/A                       ______  ______  ______   ___ ___ ___ ___ ___


OD    Warehouse Distribution Allowance                                                  ______  ______  ______   ___ ___ ___ ___ ___
      (order type 33 only)

DM    Defective/Returned Mdse. Allowance                      N/A                       ______  ______  ______   ___ ___ ___ ___ ___
      (when selected must mark option 3 under
       warranty policy)
SD    Soft Goods Defective Allow                              --                        ______  ______  ______   ___ ___ ___ ___ ___


PA    Promotional Allowance                                   N/A                       ______  ______  ______   ___ ___ ___ ___ ___


VD    Volume Discount                                         N/A                       ______  ______  ______   ___ ___ ___ ___ ___


FA    Freight Allowance                                       N/A                       ______  ______  ______   ___ ___ ___ ___ ___


AA    Advertising Allowance                                   N/A                       ______  ______  ______   ___ ___ ___ ___ ___


TR    TV/Radio Media Allowance                                N/A                       ______  ______  ______   ___ ___ ___ ___ ___


DA    Display/Endcap Allowance                                N/A                       ______  ______  ______   ___ ___ ___ ___ ___


EB    Early Buy Allowance                                     N/A                       ______  ______  ______   ___ ___ ___ ___ ___


HA    Handling Allowance                                      N/A                       ______  ______  ______   ___ ___ ___ ___ ___

====================================================================================================================================

PAYMENT TERMS

ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS AT PURCHASER'S DOCK. ON ALL E.O.M. (END OF THE MONTH) DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH. INVOICES SHOULD BE MAILED OR ELECTRONICALLY TRANSMITTED ON THE SAME DAY GOODS ARE SHIPPED AND SHALL DATE FROM PURCHASER'S RECEIPT OF THE GOODS. CASH DISCOUNT WILL BE CALCULATED ON THE GROSS AMOUNT OF VENDOR'S INVOICE.

___/___/___  1. Cash Discount                   NEW STORE/CLUB/WHSE TERMS IF
                                                DIFFERENT THAN REGULAR TERMS
___/___/___     Cash Discount Days Available.

   / 3 / 1                                                    Same
-----------  2. Net Payment Days Available      ________________________________
                (must be at least one day
                 more than Cash Discount Days   ________________________________
                 Available.)
                                                ________________________________
Yes___ No___ 3. E.O.M.

Alaska, Hawaii, and Puerto Rico, defective merchandise programs will be negotiated separately.

================================================================================

CONDITION OF MERCHANDISE
Vendor agrees to only ship goods which comply with the "Warranties and Guarantees" section of the "Purchase Order Terms and Conditions" which is attached hereto and incorporated herein.

================================================================================

PRICE GUARANTEE AND NOTICE OF PRICE INCREASES
Prices are guaranteed by Vendor against manufacturer's or Vendor's own price decline and against legitimate competition until date of shipment with Purchaser's owned inventories price protected by credit memo. In the event that prior to the final shipment under any order Vendor sells or offers to others goods substantially of the same kind as ordered at lower prices and or on terms more favorable to a third party than those stated on the purchase order, the prices and or terms shall be deemed automatically revised to equal the lowest prices and most favorable terms at which Vendor shall have sold or shall have offered such goods and payment shall be made accordingly. In the event Purchaser shall become entitled to such lower prices, but shall have made payment at any prices in excess thereof, Vendor shall promptly refund the difference in price to Purchaser. In the event that a court or regulatory agency or body finds that the prices on an order are in excess of that allowed by any law or regulation of any governmental agency, the prices shall be automatically revised to equal a price which is not in violation of said law or regulations. If Purchaser shall have made payment before it is determined that there has been a violation, Vendor shall promptly refund an amount of money equal to the difference between the price paid for the goods and the price which is not in violation of said regulations. In the event of a price increase, Vendor shall give Wal-Mart written notice of any such increase at least sixty (60) days prior to the effective date of the increase.

================================================================================

DEBIT BALANCES
If Vendor has a Debit Balance with Purchaser, the amount owned Purchaser will be deducted from the next remittance or a check from Vendor to clear this amount will be paid within 30 days at the option of Purchaser. Purchaser reserves the right to charge the Vendor penalties and interest for any Debit Balances not paid within 30 days.

================================================================================

"IMPORTANT NOTICE" ALL PAYMENTS OF MONIES MUST BE MAILED TO THE ADDRESS INDICATED BELOW:

[  ]  P.O. BOX 889, LOWELL, AR 72745
[  ]  P.O. BOX 18045 B, ST. LOUIS, MO 63160
[  ]  P.O. BOX 500646, ST. LOUIS, MO 63150-0646 (Allowance Checks)
[  ]  P.O. BOX 500787, ST. LOUIS, MO 63150-0787 (SAM'S)

================================================================================

WARRANTY POLICY

--------------------------------------------------------------------------------
VENDOR MUST CHECK OPTIONS BELOW AND COMPLETE INFORMATION BEFORE AGREEMENT CAN BE APPROVED.
--------------------------------------------------------------------------------
Vendor will be charged current costs plus a 10% handling charge for all returned merchandise except where a Defective/Returned Merchandise Allowance is given by the vendor. Returned merchandise will be shipped with return freight charges billed back to the vendor. Returns are F.O.B. Purchaser.

[  ]  VENDOR OPTION #1:  VENDOR WANTS RETURNED MERCHANDISE SENT TO THEM:

      [ ] Returned merchandise will be sent to the vendor direct from each store.
            Permanent return authorization #____________________, if required for shipment. If automatic return is not possible, an 800 number should be provided or the vendor must accept purchaser's collect calls to secure return authorization over the phone.

            Phone    800    -    565    -    2695       Contact Tom Krysiak
                  ---------    --------   ----------            ----------------

      [X] Returned merchandise will be sent from store locations to the return center and sent to the vendor.
            Permanent return authorization #31051, if required for shipment. The
                                           ------
            practice of requesting a separate return authorization number for each return claim (shipment) will be discontinued.



ADDRESS TO SHIP RETURNS TO:                           COMMENTS:

Our Pet's
---------------------------------------     ------------------------------------
1300 East Street
---------------------------------------     ------------------------------------
Fairport Harbor, Ohio 44077-5573
---------------------------------------     ------------------------------------

[_]  VENDOR OPTION #2:  VENDOR DOES NOT WANT RETURNED
                        MERCHANDISE SENT TO THEM

     [_]  Returned merchandise will be sent from store locations     COMMENTS:
          to the Return Center for disposal.
                                                                     ____________________________________________________________
     [_]  Return Center may dispose of returned merchandise
          through salvage outlets.                                   ____________________________________________________________

     [_]  Return Center must destroy returned merchandise.           ____________________________________________________________

     [_] Returned merchandise must be disposed of by the individual store.



[_]  VENDOR OPTION #3:  DEFECTIVE/RETURNED MERCHANDISE ALLOWANCE.
Vendor will allow the Defective/Returned Merchandise Allowance shown on the reverse side of this agreement. The percentage must be adequate to cover all defective/returned merchandise or additional claims will be filed by the Return Center at our fiscal year end.

     [_]  Return Center may dispose of returned merchandise through salvage outlets.

     [_]  Return Center must destroy returned merchandise.

     [_]  Returned merchandise will be sent from store locations to the Return Center and sent to the vendor. If vendor requests the returned merchandise be sent to them, they will be charged a 10% handling charge and the merchandise will be shipped with return freight charges billed back to the vendor.


ADDRESS TO SHIP RETURNS TO:                                          COMMENTS:

________________________________________________________________     ____________________________________________________________

________________________________________________________________     ____________________________________________________________

________________________________________________________________     ____________________________________________________________

=================================================================================================================================

SHIPPER LOAD AND COUNT RESPONSIBILITIES
The Vendor who is shipping collect to Wal-Mart/Sam's a full truckload, will be responsible for monitoring their shipping process including closing the trailer and sealing it with a vendor provided seal. This seal number MUST be referenced and identified as the seal number on all copies of the Bill of Lading. If the Vendor fails to seal the trailer the driver will seal the trailer on the Vendor's behalf. The driver will the document that seal number on the Bill of Lading before providing the Vendor with his/her copy. If the load is properly sealed and a shortage does occur, Vendor shall be liable for said shortage.

=================================================================================================================================

VENDOR FINANCIAL INFORMATION
Vendor shall furnish to Purchaser, when submitting this completed agreement, a complete set of current financial statements. If such statements are not available, a current Dun & Bradstreet financial report shall be provided by vendor. Publicly-held companies shall provide to Purchaser its most recent Annual Report to Shareholders and Management Proxy Information. In the event that Purchaser's purchases from Vendor constitutes twenty percent (20%) or more of Vendor's gross annual sales, Vendor agrees to notify Purchaser of this fact in writing, within thirty (30) days of said event.

=================================================================================================================================

NOTICE REGARDING ASSIGNMENT OF ACCOUNTS
   The Vendor shall provide Purchaser written notice of an assignment, factoring, or other transfer of its right to receive payments arising under this agreement 30 days prior to such assignment, factoring, or other transfer taking legal effect. Such written notice shall include the name and address of assignee/transferee, date assignment is to begin, and terms of the assignment, and shall be considered delivered upon receipt of such written notice by the Vendor Master Clerk. Vendor shall be allowed to have only one assignment, factoring or transfer legally effective at any one point in time. No multiple assignments, factorings or transfers by the Vendor shall be permitted.
   Purchaser shall have the right to take deduction or other set-offs against any payment assigned, or factored by the Vendor and Vendor shall indemnify Purchaser against and hold Purchaser harmless from any and all lawsuits, claims, actions, damages
(including reasonable attorney fees, court costs, obligations, liabilities or liens) arising or imposed in connection with the such deductions or set-offs or with the assignment or transfer or factoring of any account or right arising thereunder, Vendor also releases and waives any right, claim or action against Purchaser for amounts due and owing under this Agreement where
Vendor has not compiled with the notice requirements of this provision. Such notices shall be mailed directly to:

                                                                        INVOICE CONTROL DEPT.
                                                                        ATTN: VENDOR MASTER CLERK
                                                                        BENTONVILLE, AR 72716-8009

=================================================================================================================================

VENDOR ELECTRONIC DATA INTERCHANGE RESPONSIBILITIES
Vendor agrees to receive orders and send Walt-Mart invoices VIA EDI (electronic transmission) unless specifically waived by
Purchaser.
1.   Vendor will establish a user I.D. to identify its company. The presence of this user I.D. in the EDI Interchange will be sufficient to verify the source of the data and the authenticity of the document.
2.   Documents containing the user I.D. will constitute a signed writing and neither party shall contest the validity or enforceability of the document on this basis.
3.   EDI documents or printout thereof shall constitute an original when maintained in the normal course of business.
If purchaser agrees to waive the EDI requirements of vendor, Purchase orders will be sent via overnight mail at vendors
expense.                                G.M.M. WAIVER ____________________________

=================================================================================================================================

COMPLIANCE WITH STANDARDS FOR VENDORS
Vendor agrees to comply with the obligations expressed in the WAL-MART STORES, INC. STANDARDS FOR VENDORS: which is incorporated herein as part of this Vendor Agreement, Wal-Mart reserves the right to cancel any outstanding order, refuse any shipments and otherwise cease to do business with Vendor in the event Vendor fails to comply with all terms of said Standards or if Wal-Mart has reason to believe Vendor has failed to comply with said Standards.

=================================================================================================================================

Indemnification: Vendor shall protect, defend, hold harmless and indemnify Purchaser from and against any and all claims, actions, liabilities, losses, costs and expenses, including reasonable attorney fees and costs, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement of any patent, trademark, tradedress or copyright by any merchandise sold to Purchaser hereunder, or arising out of any actual or alleged death of or injury to any person, damage to any property, or any other damage or loss, by whomsoever suffered, resulting or claimed to result in whole or in part from any actual or alleged defect in such merchandise, whether latent or patent, including actual or alleged improper construction or design of said merchandise or the failure of said merchandise to comply with specifications or with any express or implied warranties of
Vendor, or arising out of any actual or alleged violation by such said merchandise, or its manufacturer, possession or use or sales, of any law, statute or ordinance of any governmental administrative order, rule or regulation arising out or Vendor's installation of merchandise covered by this agreement. The duties and obligations of Vendor created hereby shall not be affected or limited in any way by Purchaser's extension of express or implied warranties to its customers, except to the extent that any such warranties expressly extend beyond the scope of Vendor's warranties, express or implied, to Purchaser. It is further agreed that all duties and obligations of Vendor set forth in this paragraph shall extend in full force and effect to the pallets or other transport or display provided by or at the direction of Vendor.

=================================================================================================================================

ALL PURCHASES MADE BY PURCHASER SHALL BE CONTROLLED BY THE PURCHASER'S PURCHASE ORDER "TERMS AND CONDITIONS," WHICH IS ATTACHED
AS PART OF THIS AGREEMENT, AND INCLUDED WITH EACH MANUALLY TRANSMITTED ORDER. THIS AGREEMENT AND ALL DISPUTES ARISING HEREUNDER
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS. THE PARTIES AGREE THAT THE EXCLUSIVE
JURISDICTION OF ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY DISPUTE RELATING TO THE SERVICES OR GOODS PROVIDED
HEREUNDER SHALL BE IN THE STATE AND FEDERAL COURTS OF THE COUNTIES OF BENTON OR WASHINGTON, STATE OF ARKANSAS. ANY LEGAL ACTION
BROUGHT BY VENDOR AGAINST PURCHASER WITH RESPECT TO THIS AGREEMENT SHALL BE FILED IN ONE OF THE ABOVE REFERENCED JURISDICTIONS
WITHIN TWO (2) YEARS AFTER THE CAUSE ACTION ARISES. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THIS CLAUSE AND
AGREE WILLING TO ITS TERMS.
LIMITATION OF DAMAGES: IN NO EVENT SHALL WAL-MART BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT
LIMITATION, LOSS OF PROFITS OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO DAMAGES ARISING OUT OF
WAL-MART'S CANCELLATION OF ORDERS OR THE TERMINATION OF BUSINESS RELATIONS WITH VENDOR), EVEN IF WAL-MART HAS BEEN ADVISED BY
VENDOR OF THE POSSIBILITY OF SUCH DAMAGES.
=================================================================================================================================
                                                            Page 3 of 8                                              REV. 10/97/2

=================================================================================================================================
INSURANCE REQUIREMENTS
A copy of your current Certificate of Insurance with the        4.  Existing Vendors, your Vendor number needs to be stated on
following requirements must be attached to this Vendor              certificate of insurance. Vendor number for new Vendors will
Agreement. Certificate Holder should read:                          be assigned upon receipt of vendor agreement.

     WAL-MART STORES, INC. ITS SUBSIDIARIES & ITS AFFILIATES    5.  Renewals of certificates of insurance must be submitted prior
     702 SW 8th Street                                              to expiration of insurance with vendor number stated.
     Bentonville, AR 72716-9078
     Attn: Risk Management                                      6.  Please direct any questions regarding your insurance to
                                                                    Risk Management at (501) 273-8518.
1.   COMMERCIAL GENERAL LIABILITY including Contractual:
     Products and Completed Operations with certificate holder  7.  If certificate of insurance does not comply with requests,
     named as Additional Insured as evidenced by attached           vendor agreement will be returned until compliances are met.
     endorsement.
     LIMITS:  $2,000,000 *Per Occurrence                        8.  CONTACT FOR PRODUCT LIABILITY CLAIMS.

2.   WORKERS' COMPENSATION required provided vendor will be         NAME:  OurPet's
     entering Wal-Mart premises:                                         --------------------------------------------------------
               Workers' Compensation        STATUTORY               ADDRESS:  1300 East Street
               EMPLOYERS' LIABILITY         $1,000,000                      -----------------------------------------------------
               Waiver of Subrogation where permitted by law.        CITY:  Fairport Harbor         STATE  OH     ZIP
                                                                         ------------------------       --------    -------------
3.   Notice of Cancellation must be for 30 days.                    ATTN:                               PHONE  800-565-2695
                                                                         -----------------------------       --------------------
*$5,000,000, if determined by Wal-Mart as a high risk vendor.                                           FAX  440-354-9129
                                                                                                            ---------------------
                                                                    INSURING COMPANY  Althans Insurance
                                                                                    ---------------------------------------------
                                                                    PHONE:  440-247-6422
                                                                          -------------------------------------------------------
=================================================================================================================================
WARRANTY POLICY - FOR GROCERY ONLY
---------------------------------------------------------------------------------------------------------------------------------
VENDOR MUST CHECK ONE OF THE BOXES BELOW AND COMPLETE INFORMATION BEFORE AGREEMENT CAN BE APPROVED
---------------------------------------------------------------------------------------------------------------------------------
Vendor will be charged current costs plus a 18% handling charge for all defectives. All seasonal non-perishable merchandise may be returned to vendor with or without cause.

Defective merchandise will be shipped "Prepaid" with return freight charges billed to the vendor. Returns are F.O.B. purchaser.
Vendor will allow automatic Return Authorization for defectives.
YES______   NO______

Permanent RA ________________. If automatic return is not possible, the Purchaser must be able to secure return authorization over the phone. An RA number should be provided in the space below or the vendor must accept purchasers collect calls.

          Defectives will be returned to the vendor direct from each individual location.    __________-__________-__________.
          Defectives will be disposed of by the individual location.
          Vendor will allow the spoil invoice allowance, which will be deducted from each invoice before payment is made. The percentage of each invoice must be adequate to cover all defectives or additional claims will be filed by the Return
            Center. Defectives will be disposed of by the Return Center. Return Center may dispose of through salvage outlets.
            YES______   NO______.
          Defectives will be returned from locations to the Return Center and returned to the vendor.

ADDRESS FOR STORES TO SHIP RETURNS TO:                               ADDRESS FOR RETURN CENTER TO SHIP RETURNS TO:

________________________________________________________________     ____________________________________________________________

________________________________________________________________     ____________________________________________________________

________________________________________________________________     ____________________________________________________________

Attn:                              Phone       -       -             Attn:                          Phone       -       -
     -----------------------------      ------- ------- --------          -------------------------      ------- ------- --------
=================================================================================================================================
FOR GROCERY ONLY                                 STANDARD PURCHASE ORDER ALLOWANCE
---------------------------------------------------------------------------------------------------------------------------------

          CODE            ALLOWANCE                            % AMOUNT                  CONTROL TYPE                 INVOICE
          ----            ---------                            --------                  ------------                 -------
                                                                                          OI      BB                 EI      Q
          PUA             Backhaul Or Pick Up Allowance          ____                    ____    ____               ____    ____
                          (This will be applied when the
                          whse backhauls a PPD item

          SWA             Swell Allowance                        ____                    ____    ____               ____    ____

          VAA             Other Vendor Allowance                 ____                    ____    ____               ____    ____
                          (To be deducted or billed back
                          on every P.O. or Invoice)
---------------------------------------------------------------------------------------------------------------------------------
                       OI - Off Invoice        BB - Bill Back        EI - Each Invoice        Q - Quarterly
=================================================================================================================================
                                                   PURCHASE COST AND CONDITIONS
Invoice and ship in accordance to the conditions, costs, and allowances reflected on each purchase order unless otherwise communicated and approved by the purchaser confirming differences in writing. If Cost/UPC/Terms are not correct on P.O., vendor must give 24 hours notice.

=================================================================================================================================
Signatures Required for all  Divisions

=================================================================================================================================
By the execution of this Vendor Merchandise Agreement, Vendor agrees to the representations stated above, and on the following pages. Vendor further agrees that Purchaser may rely on these representations in placing any purchase orders pursuant to information contained in this Agreement. Any changes to this Agreement must be in writing and executed by both parties.

By the execution of this Agreement, the parties hereto agree that    Salesmen:
this Agreement, the Purchase Order Terms and Conditions and the               ---------------------------------------------------
Standards for Vendors, which are incorporated herein, constitute     Address:
the full understanding of the parties, a complete allocation of              ----------------------------------------------------
risks between them and a complete and exclusive statement of the
terms and conditions of their agreement; and all prior agreements,           ----------------------------------------------------
negotiations, dealings and understandings, whether written or
oral, regarding the subject matter hereof, are superseded by and     Phone Number:       -       -
merged into this Agreement. Any changes in this Agreement shall be                ------- ------- -------------------
in writing and executed by both parties. Furthermore, in the event
of a conflict of terms between the Vendor Agreement and a Purchase   Sales Mgr. or V.P. Sales    Tom Kaysiak
Order, the Vendor Agreement shall be the controlling document.                               ------------------------------------
                                                                     Address:    1300 East Street
SELLER:                                                                      ----------------------------------------------------
                                                                                 Fairport Harbor, Ohio 44077-5573
By:                                              DATE:                       ----------------------------------------------------
   ---------------------------------------------      ------------   Phone Number:  800  -  565  -  2965
Title                                                                             ------- ------- -------------------
     -------------------------------------------------------------   Pres. Name:    Steven  Tsensas
                                                                                -------------------------------------------------
PURCHASER                                                            Address:    1300 East Street
                                                                             ----------------------------------------------------
By:                                              DATE:                           Fairport Harbor, Ohio 44077-5573
   ---------------------------------------------      ------------           ----------------------------------------------------
By:                                              DATE:
   ---------------------------------------------      ------------

                                                            Page 4 of 8

Vendor No. ____________ Department No. ____________  Effective Date 4,1,98

                             SHIPPING INSTRUCTIONS

Each purchase order will show a routing which is determined by the Purchaser's Traffic Department. The vendor is liable for the excess transportation cost if the designated routing is not followed. If a vendor should question the routing selected, the vendor must call the Purchaser's Traffic Department before releasing the shipment. Call the number indicated.

 [ ] (501) 273-6359                       [ ] (501) 452-2050 "HUTCHESON SHOE"

INDICATE ALL YOUR SHIPPING POINTS TO EACH OF THESE DESTINATIONS. NOTE: Warehouse locations for Sam's Club are listed as a separate attachment.

WHSE #                                        WHSE #

00 Fairport Harbor, Ohio                      30 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Ship & Bill)                                 (Raymond, NH 09/95 - RDC)

01 Fairport Harbor, Ohio                      32 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Bentonville, AR - Pharmacy)                  (Hanford, CA - Pharmacy)

02 Fairport Harbor, Ohio                      34 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Bentonville, AR - ROC/Return Center)         (Statesboro, GA - Shoe Division)

03 Fairport Harbor, Ohio                      35 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Searcy, AR - Supercenter Storage)            (Ottawa, KS - RDC)

04 Fairport Harbor, Ohio                      36 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Bentonville, AR - RDC)                       (Palestine, TX - RDC)

05 Fairport Harbor, Ohio                      38 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Palestine, TX - WPM/Shoe)                    (Marcy, NY - RDC)

06 Fairport Harbor, Ohio                      41 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Cullman, AL - RDC)                           (Sharon Springs, NY - WPM)

07 Fairport Harbor, Ohio                      44
   ------------------------------------          ------------------------------------
   (Ft. Smith, AR - Shoe Division)               (Crawfordsville, IN - Optical)

08 Fairport Harbor, Ohio                      45
   ------------------------------------          ------------------------------------
   (Bentonville, AR - WPM)                       (Bentonville, AR - Pharmacy)

09 Fairport Harbor, Ohio                      46
   ------------------------------------          ------------------------------------
   (Mt. Pleasant, IA - RDC)                      (Williamsport, MD - Pharmacy)

10 Fairport Harbor, Ohio                      50
   ------------------------------------          ------------------------------------
   (Douglas, GA - RDC)                           (Laredo, TX - Import MX)

11 Fairport Harbor, Ohio                      51
   ------------------------------------          ------------------------------------
   (Brookhaven, MS - RDC)                        (Bentonville, AR - Jewelry)

12 Fairport Harbor, Ohio                      52
   ------------------------------------          ------------------------------------
   (Plainview, TX - RDC)                         (Auburn, WA - Export)

13 Fairport Harbor, Ohio                      53
   ------------------------------------          ------------------------------------
   (Tifton, GA - Pharmacy)                       (Miami, FL - Export)

14 Fairport Harbor, Ohio                      54
   ------------------------------------          ------------------------------------
   (Laurens, SC - WPM)                           (Dallas, TX - Optical)

15 Fairport Harbor, Ohio                      58
   ------------------------------------          ------------------------------------
   (Laurens, SC - RDC)                           (Edmond, OK - Import)

16 Fairport Harbor, Ohio                      60
   ------------------------------------          ------------------------------------
   (New Braunlols, TX - RDC)                     (Buckeye, AZ - Import Storage)

17 Fairport Harbor, Ohio                      61
   ------------------------------------          ------------------------------------
   (Seymour, IN - RDC)                           (Statesboro, GA - Import Storage)

18 Fairport Harbor, Ohio                      62
   ------------------------------------          ------------------------------------
   (Searcy, AR - RDC)                            (Tucson, AZ - Import/Export)

19 Fairport Harbor, Ohio                      63
   ------------------------------------          ------------------------------------
   (Loveland, CO - RDC)                          (DSL Southgate, CA - Import/Export)

                                                                         GROCERY ONLY
20 Fairport Harbor, Ohio                     *59
   ------------------------------------          ------------------------------------
   (Brooksville, FL - RDC)                       (Diney, IL - Grocery)

21 Fairport Harbor, Ohio                     *71
   ------------------------------------          ------------------------------------
   (Ponerville, CA - RDC)                        (Winter Haven, FL - Grocery 09/96)

22 Fairport Harbor, Ohio                     *72
   ------------------------------------          ------------------------------------
   (Greencastle, IN - WPM)                       (New Albany, MS - Grocery 09/96)

23 Fairport Harbor, Ohio                     *73
   ------------------------------------          ------------------------------------
   (Sutherland, VA - RDC)                        (Pageland, SC - Grocery)

24 Fairport Harbor, Ohio                     *82
   ------------------------------------          ------------------------------------
   (Grove City, OH - RDC)                        (Clarksville, AR - Grocery)

25 Fairport Harbor, Ohio                     *83
   ------------------------------------          ------------------------------------
   (Menomonie, WI - RDC)                         (Temple, TX - Grocery)

26 Fairport Harbor, Ohio                     *97
   ------------------------------------          ------------------------------------
   (Red Bluff, CA - RDC)                         (London, KY - Grocery)

27 Fairport Harbor, Ohio
   ------------------------------------          ------------------------------------
   (Woodland, PA - RDC)

28 Fairport Harbor, Ohio                     Each Purchase Order will show a routing which
   ------------------------------------      is determined by the Wal-Mart Supermarket
   (Crawfordsville, IN - Pharmacy)           Traffic Department. The Vendor is liable for
                                             the entire transportation cost if the undersigned
29                                           routing is not followed. If a vendor should question
   ------------------------------------      the routing undersigned, the Vendor must still use
   (Hurricane, UT - WPM/Shoc/Spec)           the Wal-Mart Supermarket Traffic department prior to
                                             vendoring this agreement.

                      PURCHASE ORDER TERMS AND CONDITIONS

   1. Definitions: As used in these Terms and Conditions, "order" shall mean this Purchase Order and all its attachment, instructions and exhibits: "goods" shall mean any materials, machinery, equipment, article, item or work provided for in this order; "Sellor" shall mean the person, firm or corporation named on the force hereof to whom this order is issued; and "Purchaser" shall mean the person, firm or corporation named on the face hereof by whom this order is issued.

   2. Agreement: This order sets forth the entire agreement between Seller and Purchaser with respect to this sale and purchase of the goods, and it is not valid unless signed or initiated by an authorized buyer or Purchaser. Acceptance of this order may be made only by shipment of the goods in accordance herewith and ACCEPTANCE IS EXPRESSLY LIMITED TO ALL OF THE TERMS AND CONDITIONS OF THIS ORDER, INCLUDING ALL ATTACHMENTS AND SUPPLEMENTAL INSTRUCTIONS DELIVERED HEREWITH AND TO CURRENT SHIPPING, BILLING AND ROUTING INSTRUCTIONS OF PURCHASER. SHIPMENTS MADE CONTRARY TO PURCHASER'S ROUTING INSTRUCTIONS WILL BE CONSIDERED F.O.B. DESTINATION. (EITHER STORE OR WAREHOUSE.) Seller's invoice, confirmation memorandum or other writing may not vary the terms of this order. Sellers failure to comply with each and every term of this order shall constitute an event of default and shall be grounds for the exercise by Purchaser of any of the remedies provided for in these Terms and Conditions.

   3. Warranties and Guarantees: By acceptance of this order, Seller warrants and guarantees that (a) the goods will comply with all specifications contained in this order and will be of comparable quality as all samples delivered to Purchaser, (b) the goods are not adulterated, misbranded, falsely labeled or advertised, or falsely invoiced within the meaning of any local, state or federal laws and amendments thereof now in force, (c) the goods have been labeled, advertised, and invoiced in accordance with the requirements (if applicable) of the Wool Products Labeling Act of 1939, the Fur Products Labeling Act and the Textile Fiber Products Identification Act and any and any all other governmental laws and the respective rules and regulations thereunder, (d) reasonable and representative facts made in accordance with the requirements of the Flammable Fabrics Act (if applicable) show that the goods are not so highly flammable as to be dangerous when worn by individuals, (e) the goods are properly labeled as to content as required by applicable Federal Trade Commission Trade Practice Rules, the Fair Labor Standards Act, the Federal Food, Drug and Cosmetics Act and similar laws, rules and regulations, (f) the goods ordered herein shall be delivered in good and undamaged condition and shall, when delivered, be merchantable and fit and safe for purposes for which the same are intended to be used, including without limitation, consumer use, (g) the goods do not infringe upon or violate any patent, copyright, trademark, trade name or, without limitation, any other rights belonging to others, (h) all weight, measures, sizes, legends or descriptions printed, stamped attached or otherwise indicated with regard to the goods are true and correct, and conform and comply with all laws, rules, regulations, ordinances, codes and or standards relating to said goods or federal, state and local governments, and (i) the goods are not in violation of any other laws, ordinances, statutes, rules or regulations of the United States or any state or local government or any subdivision or agency thereof. It shall be within the sole discretion of Purchaser to determine when the above mentioned warranties and guarantees have been breached. In addition to the other guarantees and warranties contained in this paragraph, the warranties of the Uniform Commercial Code are specifically incorporated herein. Nothing contained in this order shall be deemed a waiver of warranties implied by law.

   4. PROHIBITION AGAINST FORCED LABOR, CHILD LABOR AND TRANS-SHIPMENTS: VENDOR CERTIFIES, REPRESENTS AND WARRANTS THAT THE GOODS PURCHASED PURSUANT TO THIS AGREEMENT ARE NOT MINED, PRODUCED, MANUFACTURED, ASSEMBLED OR PACKAGED BY THE USE OF FORCED LABOR, PRISON LABOR OR FORCED OR ILLEGAL CHILD LABOR AND THAT THE GOODS WERE NOT TRANS-SHIPPED FOR THE PURPOSE OF MISLABELING, EVADING QUOTA OR COUNTRY OR ORIGIN RESTRICTIONS OR FOR THE PURPOSE OF AVOIDING COMPLIANCE WITH FORCED LABOR, PRISON LABOR OR CHILD LABOR LAWS.

   5. Remedies on Breach or Default: Failure to comply with each and every term of this order and each guarantee or warranty herein shall be grounds for the exercise by Purchaser of any one or more of the following remedies:
      a) Cancellation of all or any part of this order without notice, including without limitations the balance of any order received on installment; and
      b) Rejection of all or any part of any shipment by Purchaser, which may return the goods or hold them at Seller's risk and expense, Purchaser's right to reject and return or hold goods at Seller's expense and risk shall extend to goods covered by this order which are returned by Purchaser's customers for any reason entitling Purchaser to reject. Purchaser may, at its option, require Seller to grant a full refund or credit to Purchaser of the price actually paid by any customer of Purchaser for such item in lieu of replacement with respect to any item which Purchaser is entitled to reject hereunder. Purchaser shall be under no duty to inspect the goods before resale thereof and notice of rejection shall be deemed given within a reasonable time if given within a reasonable time after notice of defects or deficiencies has been given to purchaser by its customers. In respect of any goods rightfully rejected by Purchaser, there shall be charged to Seller all expenses incurred by Purchaser in (i) unpacking, examining, repacking and storing such goods (it being agreed that in the absence of proof of a higher expense that the purchaser shall claim and allowance for each rejection at the rate of 10% of the price for each rejection made by Purchaser) and (ii) landing and reshipping such goods. When Purchaser has exercised any of the above remedies, Seller shall not have the right to make a conforming delivery within the contract time. In addition to Purchaser's remedies provided above, the buyer's remedies of the Uniform Commercial Code are specifically incorporated in this agreement.

   6. Indemnification: Vendor shall protect, defend, hold harmless and indemnify Purchaser from and against any and all claims, actions, liabilities, losses, costs and expenses, including reasonable attorney fees and costs, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement or any patent, trademark, tradedress or copyright by any merchandise sold to the Purchaser hereunder, or arising out of any actual or alleged death of or injury to any person, damage to any property, or any other damage or loss, by whomsoever suffered, resulting or claimed to result in whole or in part from any actual or alleged defect in such merchandise, whether consistent or patent, including actual or alleged improper construction or design of said merchandise or the failure of said merchandise to comply with specifications or with any express or implied warranties of Vendor, or arising out of any actual or alleged violation by such merchandise, or its manufacturer, possession or use or sales, of any law, statute or ordinance of any governmental administrative order, rule or regulation arising out of Vendor's installation of merchandise covered by this agreement. The duties and obligations of Vendor created hereby shall not be affected or limited in any way by Purchaser's extension of express or implied warranties to its customers, except to the extent that any such warranties expressly extend beyond the scope of Vendor's warranties, express or implied to Purchaser. It is further agreed that all duties and obligations of Vendor set forth in this paragraph shall extend in full force and effect to the pallets or other transport or display provided by or at the direction of Vendor.

   7. DELIVERY TIME: SPECIFIED HEREIN FOR SHIPMENT OF GOODS IS OF THE ESSENCE
OF THIS AGREEMENT AND IF SHIPMENT IS NOT EFFECTED WITHIN THE TIME SPECIFIED, PURCHASER RESERVES THE RIGHT AT ITS OPTION AND WITHOUT LIMITATIONS, TO CANCEL THIS ORDER OR REJECT ANY GOODS DELIVERED AFTER THE TIME SPECIFIED and to hold Seller liable for damages sustained by Purchaser as a result of Seller's failure. Notwithstanding Purchaser's right to cancel and or reject goods. Seller agrees to inform Purchaser immediately of any failure to ship any part of this order or the exact goods called for on this order on the shipment date specified. Acceptance of any goods shipped after this specified shipment date shall not be construed as a waiver of any of Purchaser's rights resulting from the late shipment.

   8. Price Guarantees: Prices herein are guaranteed by Seller against manufacturer's or Seller's own price decline and against legitimate competition until date of shipment. In the event that prior to final shipment under this order Seller sells or offers to sell to other goods substantially of the same kind as ordered herein at lower prices and or on items more favorable to a third party than those stated in this order, the prices and or terms herein shall be deemed automatically revised to equal the lowest prices and or most favorable terms at which Seller shall have sold or shall have offered such goods and payments shall be made accordingly. In the event Purchaser shall become entitled to such lower prices, but shall have made payment at any price in excess thereof, Seller shall promptly refund the difference in price to Purchaser. Seller agrees to meet the price of legitimate competition. The prices to Purchaser set forth in this order include all taxes whether or not set forth separately, if any manufacturer's excise or other similar or different taxes are paid on the goods described in this order and if such tax, or any part thereof, is refunded to Seller, than Seller shall immediately pay Purchaser the amount of such refund. In the event that a court or regulatory agency or body finds that the prices herein are in excess of that allowed by any law or regulation of any governmental agency, the prices herein shall be automatically revised to equal a price which is not in violation of said law or regulations. If purchaser shall have made payment before it is determined that there has been a violation, Seller shall promptly refund an amount of money equal to the difference between the price paid for the goods and a price which is not in violation of said regulations.

   9. DATING: ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS BY PURCHASER. ON ALL E.O.M. DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH. INVOICES SHOULD BE MAILED ON THE SAME DAY GOODS ARE SHIPPED AND SHALL DATE FROM PURCHASER'S RECEIPT OF THE GOODS. CASH DISCOUNT WILL BE CALCULATED ON THE GROSS AMOUNT OF VENDOR'S INVOICE.

  10. PURCHASER RESERVES THE RIGHT TO TAKE ANTICIPATION, AT PREVAILING RATE, ON ANY INVOICES PAID BEFORE DUE DATE.

  11. Cancellation: Purchaser may cancel all or any part of this order at any time prior to shipment. In addition, in the event any place of business or other premises of Purchaser shall be affected by lockouts, strikes, riots, war, fire, civil insurrection, flood, earthquake, or any other casualty or cause beyond Purchaser's control, which might reasonably lend to impede or delay the reception, handling, inspecting, processing or marketing or the goods covered by this order by Purchaser, its agents or employees. Purchaser may, at its opinion, cancel all or any part of the undelivered order hereunder by giving written notice to Seller which notice shall be effective upon mailing.

  12. Set-off: Purchaser may set off against amounts payable under this order all present and future indebtedness of the Seller to Purchaser arising from this or any other transaction whether or not related thereto.

  13. Assignment: Seller shall not assign the obligation to perform this order or any part hereof, and Purchaser shall not be obligated to accept a tender of performance by any assignee, unless Purchaser shall have previously expressly consented in writing to such an assignment.

  14. Publicity: Seller shall not refer to Purchaser or any company affiliated with Purchaser in publication form in connection with goods or services rendered by Seller without the prior written approval of Purchaser.

  15. Validity: No finding that a part of this order is invalid or unenforceable shall affect the validity of any other part hereof.

  16. Seller agrees that any credit balance will be paid in cash to Purchaser upon written request.

Vendor No.                Department No.                Effective Date  9/1/98
          ---------------               ---------------               ----------

                             WAL-MART STORES, INC.
                             ---------------------

                            STANDARDS FOR "VENDORS"

Wal-Mart Stores, Inc. ("Wal-Mart") has enjoyed success by adhering to three basic principles since its founding in 1962. The first principle is the concept of providing value and service to our customers by offering quality merchandise at low prices every day. Wal-Mart has built the relationship with its customers on this basis, and we believe it is a fundamental reason for the Company's rapid growth and success. The second principle is corporate dedication to a partnership between the Company's associates (employees), ownership and management. This concept is extended to Wal-Mart's Vendors who have increased their business as Wal-Mart has grown. The third principle is a commitment by Wal-Mart to the communities in which stores and distribution centers are located.

Wal-Mart strives to conduct its business in a manner that reflects these three basic principles and the resultant fundamental values. Each of our Vendors, including our Vendors outside the United States, are expected to conform to those principles and values and to assure compliance in all contracting, subcontracting or other relationships.

Since Wal-Mart believes that the conduct of its Vendors can be transferred to Wal-Mart and affect its reputation, Wal-Mart requires that its Vendors conform to standards of business practices which are consistent with the three principles described above. More specifically, Wal-Mart requires conformity from its Vendors with the following standards, and hereby reserves the right to make periodic, unannounced inspections of Vendor's facilities to satisfy itself of Vendor's compliance with these standards:

1.   COMPLIANCE WITH APPLICABLE LAWS
     All Vendors shall comply with the legal requirements and standards of their industry under the national laws of the countries in which the Vendors are doing business. Including the labor and employment laws of those countries, and any applicable U.S. laws. Should the legal requirements and standards of the industry conflict, Vendors must, at a minimum, be in compliance with the legal requirements of the country in which the products are manufactured. If, however, the industry standards exceed the country's legal requirements, Wal-Mart will favor Vendors who meet such industry standards. Vendors shall comply with all requirements of all applicable governmental agencies. Necessary invoices and required documentation must be provided in compliance with the applicable law. Vendors shall warrant to Wal-Mart that no merchandise sold to Wal-Mart infringes the patents, trademarks or copyrights of others and shall provide to Wal-Mart all necessary licenses for selling merchandise sold to Wal-Mart which is under license from a third party. All merchandise shall be accurately marked or labeled with its country of origin in compliance with applicable laws and including those of the country of manufacture. All shipments of merchandise will be accompanied by the requisite documentation issued by the proper governmental authorities, including but not limited to Form A's, import licenses, quota allocations and visas and shall comply with orderly marketing agreements, voluntary restraint agreements and other such agreements in accordance with applicable law. The commercial invoice shall, in English and in any other language deemed appropriate, accurately describe all the merchandise contained in the shipment, identify the country of origin of each article contained in the shipment, and shall list all payments, whether direct or indirect, to be made for the merchandise, including, but not limited to any assists, selling commissions or royalty payments. Backup documentation, and any Wal-Mart required changes to any documentation, will be provided by Vendor promptly. Failure to supply complete and accurate information may result in cancellation or rejection of the goods.

2.   EMPLOYMENT
     Wal-Mart is a success because its associates are considered "partners" and a strong level of teamwork has developed within the Company. Wal-Mart expects the spirit of its commitment to be reflected by its "Vendors" with respect to their employees. At a minimum, Wal-Mart expects its "Vendors" to meet the following terms and conditions of employment:

          Compensation
          "Vendors shall fairly compensate their employees by providing wages and benefits which are in compliance with the national laws of the countries in which the "Vendors" are doing business or which are consistent with the prevailing local standards in the countries in which the "Vendors" are doing business, if the prevailing local standards are higher. Vendors shall fully comply with the wage and hour provisions of the Fair Labor Standards Act, if applicable, and shall use only subcontractors who comply with this law, if applicable.

          Hours of Labor
          "Vendors" shall maintain reasonable employee work hours in compliance with local standards and applicable national laws of the countries in which the Vendors are doing business. Employees shall not work more hours in one week than allowable under applicable law, and shall be properly compensated for overtime work. We favor "Vendors" who comply with the statutory requirements for working hours for employees and we will not use suppliers who, on a regularly scheduled basis, require employees to work in excess of the statutory requirements without proper compensation as required by applicable law. Employees should be permitted reasonable days off (which we see as at least one day off for every seven-day period) and leave privileges.

          Forced Labor/Prison Labor
          Forced or prison labor will not be tolerated by Wal-Mart. Vendors shall maintain employment on a voluntary basis. Wal-Mart will not accept products from Vendors who utilize in any manner forced labor or prison labor in the manufacture or in their contracting, subcontracting or other relationships for the manufacture of their products.

          Child Labor
          Wal-Mart will not tolerate the use of child labor in the manufacture of products it sells. Wal-Mart will not accept products from Vendors that utilize in any manner child labor in their contracting, subcontracting or other relationships for the manufacture of their products. No person shall be employed at an age younger than 15 (or 14 where the law of the country of manufacture allows) or younger than the age for completing compulsory education in the country of manufacture where such age is higher than 15.

          Discrimination/Human Rights
          Wal-Mart recognizes that cultural differences exist and different standards apply in various countries, however, we believe that all terms and conditions of employment should be based on an individual's ability to do the job, not on the basis of personal characteristics or beliefs. Wal-Mart favors Vendors who have a social and political commitment to basic principles of human rights and who do not discriminate against their employees in hiring practices or any other term or condition of work, on the basis of race, color, national origin, gender, religion, disability, or other similar factors.

                                  Page 7 or 8

3.   WORKPLACE ENVIRONMENT
     Wal-Mart maintains a safe, clean, healthy and productive environment for its associates and expects the same from its Vendors. Vendors shall furnish employees with safe and healthy working conditions. Factories working on Wal-Mart merchandise shall provide adequate medical facilities, fire exits and safety equipment, well lighted and comfortable workstations, clean restrooms, and adequate living quarters where necessary. Workers should be trained to perform their jobs safely. Wal-mart will not do business with any "Vendor" that provides an unhealthy or hazardous work environment or which utilizes mental or physical disciplinary practices.

4.   CONCERN FOR THE ENVIRONMENT
     We believe it is our role to be a leader in protecting our environment. We encourage our customers and associates to always Reduce, Reuse, and Recycle. We also encourage our Vendors to reduce excess packaging and to use recycled and non-toxic materials whenever possible. We will favor Vendors who share our commitment to the environment.

5.   "BUY AMERICAN" COMMITMENT
     Wal-Mart has a strong commitment to buy as much merchandise made in the United States as feasible. Vendors are encouraged to buy as many materials and components from United States sources as possible and communicate this information to Wal-Mart. Further, Vendors are encouraged to establish U.S. manufacturing operations.

6.   REGULAR INSPECTION AND CERTIFICATION BY VENDOR
     Vendor shall designate, on a copy of the Wal-Mart Vendor Inspection and Certification Form, one or more of its officers to inspect each of its facilities, which produces merchandise sold to Wal-Mart. Such inspections shall be done on at least a quarterly basis to insure compliance with the standards, terms and conditions set forth herein. The Vendor Officer designated to perform such inspections shall certify to Wal-Mart following each inspection (i) that he or she performed such inspection and (ii) that the results reflected on such compliance inspection form are true and correct.

     All charges related to the inspection and certification of such facilities shall be paid fully by the Vendor. Vendor shall maintain the completed inspection and Certification Forms on file at each facility and shall make the forms readily accessible to Wal-Mart, its agents or employees when requested. Any Vendor which fails or refuses to comply with these standards is subject to immediate cancellation of any and all outstanding orders, refusal or return of any shipment, and termination of its business relationship with Wal-Mart.

7.   RIGHT OF INSPECTION
     To further assure proper implementation of and compliance with the standards set forth herein, Wal-Mart or a third party designated by Wal-Mart will undertake affirmative measures, such as on-site inspection of production facilities, to implement and monitor said standards. Any Vendor which fails or refuses to comply with these standards is subject to immediate cancellation of any and all its outstanding orders, refuse or return any shipment, and otherwise cease doing business with Wal-Mart.

8.   CONFIDENTIALITY
     Vendor shall not at any time, during or after the term of this Agreement, disclose to others and will not take or use for its own purposes or the purpose of others any trade secrets, confidential information, knowledge, designs, data, know-how, or any other information considered logically as "confidential." Vendor recognizes that this obligation applies not only to technical information, designs and marketing, but also to any business information that Wal-Mart treats as confidential. Any information that is not readily available to the public shall be considered to be a trade secret and confidential. Upon termination of this Agreement, for any cause, Vendor shall return all items belonging to Wal-Mart and all copies of documents containing Wal-mart's trade secrets, confidential information, knowledge, data or know-how in Vendor's possession or under Vendor's control.

9.   WAL-MART GIFT AND GRATUITY POLICY
     Wal-Mart Stores, Inc. has a very strict policy which forbids and prohibits the solicitation, offering or acceptance of any gifts, gratuities or any form of "pay-off" or facilitation fee as a condition of doing business with Wal-Mart; as a form of gratitude, or as an attempt to gain favor or accept merchandise or services at a lesser degree than what was agreed. Wal-Mart believes in delivering and receiving only the total quantity agreed.

     Any Vendor, factory or manufacturer who violates such policy by offering or accepting any form of gift or gratuity to any associate, employee, agent or affiliate of Wal-Mart Stores, Inc. will be subject to all loss of existing and future business, regardless of whether the gift or gratuity was accepted. In addition, a Vendor, factory or manufacturer who violates such policy, will be reported to the appropriate governmental authorities of the Vendor's respective and affiliated countries.

     Failure to report such information will result in severe action against such Vendor, trading company or factory including but not limited to termination of all existing and future business relationships and monetary damages.

A copy of these Standards for Vendors shall be posted in a location visible to all employees at all facilities that manufacture products for Wal-Mart Stores,
                                                              ----------------
Inc.
----

Any person with knowledge of a violation of any of these standards by a Vendor or a Wal-Mart associate should call 1-800-WM-ETHIC (1-800-963-8442) (in countries other than the United States, dial AT&T's U.S.A. Direct Number first) or write to: Wal-Mart Stores, Inc., Business Ethics Committee, 702 SW 8th St.,
             -----------------------------------------------------------------
Bentonville, AR 72716-8095.
--------------------------

As an officer of        OurPet's        , a Vendor of Wal-Mart, I have read the
                ------------------------
principles and terms described in this document and understand my company's business relationship with Wal-Mart is based upon said company being in full compliance with these principles and terms. I further understand that failure by a Vendor to abide by any of the terms and conditions stated herein may result in the immediate cancellation by Wal-Mart of all outstanding orders with that Vendor and refusal by Wal-Mart to continue to do business in any manner with said Vendor. I am signing this statement, as a corporate representative of
       OurPet's       to acknowledge, accept and agree to abide by the
----------------------
standards, terms and conditions set forth in this Memorandum of Understanding between my company and Wal-Mart. I hereby affirm that all actions, legal and
corporate, to make this Agreement binding and enforceable against    OurPet's
                                                                 ---------------
have been completed.


VENDOR COMPANY NAME,
ADDRESS, TELEPHONE AND FAX NUMBER

     OurPet's
---------------------------------------    Signature:
     1300 East Street                          /s/       Thomas J. Krysiak
---------------------------------------    ------------------------------------
     Fairport Harbor, Ohio 44077-5573      Typed Name:   Thomas J. Krysiak
---------------------------------------               -------------------------
     800-565-2695                          Title:   Vice President of Sales
---------------------------------------          ------------------------------
     Fax 440-354-9129
---------------------------------------

                                  Page 8 of 8